                             LETTER OF TRANSMITTAL

  To Accompany Shares of Common Stock or Repurchase Request of Uncertificated
                                    Shares

                                      of

                             The Mexico Fund, Inc.

           Presented for Redemption Pursuant to the Repurchase Offer

                               Dated May 8, 2002


THE REPURCHASE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ON JUNE 7, 2002, AT 5:00
       P.M., NEW YORK CITY TIME, UNLESS THE REPURCHASE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE")


               AMERICAN STOCK TRANSFER & TRUST CO., DEPOSITARY:

                              PHONE 800-937-5449

       INFORMATION REGARDING PARTICIPATION BY MAIL, COURIER, OR BY HAND

                    American Stock Transfer & Trust Company
                          59 Maiden Lane, Plaza Level
                           New York, New York 10038

[_] If any of your certificates have been mutilated, lost, stolen or destroyed, check here and return this Letter of Transmittal to the Depositary, American Stock Transfer & Trust Co., or call them at 800-937-5449. They will advise you of the requirements for receiving payment.

---------------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF SHARES PRESENTED FOR REPURCHASE
                                          (See Instructions 4 and 5)
---------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of
    Registered Holder(s)
  Please fill in exactly as                            Certificate(s) Presented for Redemption
    name(s) appear(s) on                 (Please include Shares held in dividend reinvestment plan)
         Certificate                               (Attach additional signed list, if necessary)
----------------------------------------------------------------------------------------------------
                                                                       Total Number      Dividend
                                                                         of Shares     Reinvestment
                              Shares Certificate                        Represented       Shares
                                 Number(s) *                         By Certificates** Represented
                              ---------------------------------------------------------------------
                              ---------------------------------------------------------------------
                              ---------------------------------------------------------------------
                              ---------------------------------------------------------------------
                              ---------------------------------------------------------------------
                              ---------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                       Total Shares Presented for Redemption
---------------------------------------------------------------------------------------------------
*  Need not be completed by Book-Entry Shareholders.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being submitted for redemption--See Instruction 2.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT LISTED ABOVE IS NOT A VALID DELIVERY TO THE DEPOSITARY. YOU MUST ALSO SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 OR W-8, AS APPLICABLE, SET FORTH BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE PARTICIPATING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE PARTICIPATING SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND OTHER DOCUMENTS TO BE TIMELY DELIVERED.

   This Letter of Transmittal is to be used (a) if you desire to present your Shares for participation in the Repurchase Offer yourself, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be submitted, or (c) if requests for repurchase are to be made by book-entry transfer to any of the accounts maintained by the Depositary at the Depositary Trust Company ("DTC"). To participate in the Repurchase Offer, a properly completed and executed Letter of Transmittal (or photocopy bearing original signature(s) and any required signature guarantees), any certificates representing Shares presented for repurchase, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth above and must be received by the Depositary prior to 5:00 p.m. New York City time, on the Expiration Date, unless the party presenting Shares for repurchase has satisfied the conditions for guaranteed delivery described in
Section 3 of the Repurchase Offer Statement dated May 8, 2002. Shareholders are not required to pay a service charge to the Fund or the Depositary in connection with presenting Shares for repurchase, but may be charged a fee by a broker, dealer or other institution for processing their request to redeem their Shares and/or establishing an account with a Mexican bank or broker in order to receive the proceeds of the Repurchase Offer. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

   Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan) or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at DTC and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date may nevertheless submit their Shares for repurchase according to the guaranteed delivery procedures set forth in Section 3 of the Repurchase Offer Statement.

Ladies and Gentlemen:

   The person(s) signing this Letter of Transmittal (the "Signor" or "Shareholder") hereby expresses a desire to participate in the Repurchase Offer (as defined in the Repurchase Offer Statement) and hereby demands the repurchase by The Mexico Fund, Inc. (the "Fund") of the shares of common stock described in "Description of Shares Presented for Repurchase," par value $1.00 per share (the "Shares") of the Fund, in exchange for a pro-rata portion of each of the securities (other than short- term fixed income securities with maturities of less than one year, securities with transfer restrictions and certain illiquid securities), subject to adjustments for fractional shares and odd lots, and any cash held in the Fund's investment portfolio at the close of business on the Expiration Date ("Portfolio Securities"). The consideration to be paid for each Share of the Fund presented for repurchase (the "Repurchase Price") will be equal to 98% of the net asset value ("NAV") per Share determined as of the close of the regular trading session of the New York Stock Exchange on the Expiration Date. This Letter of Transmittal is subject to the terms and conditions described in the Repurchase Offer Statement dated May 8, 2002 (which Repurchase Offer Statement and Letter of Transmittal together are referred to in these documents as the "Offer Documents"). Receipt of the Offer Documents is acknowledged by the Signor.

   The Signor should recognize that there are expenses associated with participation in the Repurchase Offer. Without consideration of any potential tax consequences to a shareholder of participation in the Repurchase Offer, the actual per Share expenses for the Signor of participation in the Repurchase Offer will depend on a number of factors, including the number of Shares redeemed, the Fund's portfolio composition at the time, market conditions prevailing during the process, the varying expenses associated with establishing the necessary Mexican Account described below, and/or enlisting the assistance of a U.S. bank or broker, which may charge a fee for submitting the documentation necessary for participation. The Repurchase Offer will generally be a taxable transaction.

   Subject to, and effective upon, acceptance for payment of, or payment for, Shares presented for repurchase by the Signor in accordance with the terms and subject to the conditions of the Repurchase Offer (including, if the Repurchase Offer is extended or amended, the terms or conditions of any extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being presented for redemption as described in "Description of Shares Presented for Repurchase" that may be purchased by the Fund pursuant to the Repurchase Offer (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date) and the Signor irrevocably constitutes and appoints American Stock Transfer & Trust Co. (the "Depositary") as the true and lawful agent and attorney-in-fact of the Signor with respect to such Shares (and any such dividends, distributions, other Shares, or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares (and any such dividends, distributions, other Shares, or securities or rights), together, with all accompanying evidence of transfer and authenticity to or upon the order of the Fund, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the succeeding paragraph, all in accordance with the terms and conditions set forth in the Repurchase Offer.

   The Signor hereby represents and warrants that: (a) the Signor has full power and authority to submit, sell, assign and transfer the Shares submitted for repurchase (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances, or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the submitted Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); and (d) the Signor has read and agreed to all of the terms of the Repurchase Offer.

   The name(s) and address(es) of the registered owner(s) should be printed as they appear on the registration of the Shares. If the Shares presented for Redemption are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

   The Signor recognizes that, under certain circumstances set forth in the Repurchase Offer Statement, the Fund may terminate or amend the Repurchase Offer or may not be required to repurchase any of the Shares presented for redemption. In any such event, the Signor understands that certificate(s) for the Shares not repurchased, if any, will be returned to the Signor at its registered address.

   The Signor understands that acceptance of Shares by the Fund for repurchase represents a binding agreement between the Signor and the Fund upon the terms and conditions of the Repurchase Offer.

   The Portfolio Securities representing payment for the Shares repurchased will be titled on an interim basis in the name of the Mexican Custodian for the benefit of the redeeming shareholder. The Signor must have established cash and securities accounts with a bank or broker in Mexico and provide this information at the time the Shares are presented for redemption (the "Mexican Account").

   The Mexican Account is a condition to participation in the Repurchase Offer. Signor must also complete the Authorization Instructions Form and submit certain tax information as a condition to participation in the Repurchase Offer.

   The Fund is not responsible for any errors or deficiencies in a submission and has no responsibility to notify Shareholders of any deficiencies or errors in a submission. The Mexican bank or broker designated by Signor will be responsible for reregistration of Portfolio Securities in the Signor's name.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the Signor and all obligations of the Signor under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Repurchase Offer Statement, the Shareholder's presentment of Shares for repurchase is irrevocable.

   YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW AS WELL AS IN THE "AUTHORIZATION INSTRUCTIONS" FORM IN THIS LETTER OF TRANSMITTAL. FAILURE TO FURNISH THE INFORMATION REQUESTED REGARDING ACCOUNT INFORMATION WILL RESULT IN AN INCOMPLETE REDEMPTION REQUEST WHICH WILL MEAN THE FUND CANNOT REPURCHASE YOUR SHARES.

Your Name:___________________________________________________________________

Mexican Account Information:

Name of Account (if different):______________________________________________

Bank or Broker Name (in Mexico):_____________________________________________

Bank or Broker Address:______________________________________________________

_______________________________________________________________________________

Securities Account No:_______________________________________________________

Name & Telephone No. of Representative (optional):___________________________

   IN ADDITION, YOU MUST ADVISE THE ABOVE-NAMED BANK(S) OR BROKER(S) THAT SHARES WILL BE RECEIVED FOR YOUR ACCOUNT(S) FROM BBVA BANCOMER, S.A.

   PORTFOLIO SECURITIES WILL BE REGISTERED IN THE NOMINEE NAME OF THE DELIVERING PARTY. THE SIGNOR, IN CONJUNCTION WITH THE MEXICAN BANK/BROKER, SHALL BE RESPONSIBLE FOR REREGISTERING THE PORTFOLIO SECURITIES.

--------------------------------------------------------------------------------
[_]  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
     THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY
     TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name(s) of Institution Submitting Shares:
                                  ----------

       Account Number:              Transaction Code Number:
       ---------------              ----------------

[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
                           -----------------------

   Window Ticket Number (if any):
                           -----------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                         ------------------------------------

   Name of Eligible Institution which Guaranteed Delivery:
                                            ----------------------------------

   DTC Participant Number (if delivered by book-entry transfer):
                                                -----------------------------
-------------------------------------------------------------------------------

                                    SIGN HERE
          (IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)
                      (Signature(s) of the Shareholder(s))

                           Dated:            , 2002
                                    --------

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 Name(s):_________________________________________________________________________________________________________
                                                  (Please Print)

 Capacity (Full Title):___________________________________________________________________________________________
 Address:_________________________________________________________________________________________________________
                                              City, State, Zip Code
 Area Code and Telephone Number:__________________________________________________________________________________
 Employer Identification (Social Security Number):________________________________________________________________

                          AUTHORIZATION INSTRUCTIONS
                       REGARDING THE REPURCHASE OFFER BY

                             THE MEXICO FUND, INC.

  TO REPURCHASE UP TO 100% OF ITS ISSUED AND OUTSTANDING SHARES AT 98% OF NET
    ASSET VALUE PER SHARE IN EXCHANGE FOR PORTFOLIO SECURITIES OF THE FUND

Name of Record Holder or DTC Participant (if shares held in "street name")("Record Holder"):
                                                                   -------------

   The Record Holder has delivered to AMERICAN STOCK TRANSFER & TRUST CO. (the "Depositary") the documentation required whereby the Record Holder has indicated that the Record Holder will be submitting shares of The Mexico Fund, Inc. (the "Fund") for repurchase by the Fund pursuant to the Fund's offer to repurchase Fund shares up to 100% of the Fund's issued and outstanding shares of common stock at 98% of the Fund's per share net asset value at the close of business on the Expiration Date (as defined in the Repurchase Offer Statement), in exchange for a pro-rata portion of each of the securities (other than short-term fixed income securities with maturities of less than one year, securities with transfer restrictions and certain illiquid securities), subject to adjustments for fractional shares and odd lots, and any cash held in the Fund's investment portfolio at the close of business on the Expiration Date ("Portfolio Securities") (the "Repurchase Offer").

   As a condition to participation in the Repurchase Offer Fund shareholders are required to establish a securities account (the "Mexican Account") with a bank or broker in Mexico, or to have an already existing account in Mexico, information concerning which is provided below as regards the Record Holder's Fund shares.

Mexican Account:

  .   Name of bank or broker in Mexico:__ ("Mexican Custodian")

  .   Address, City and zip code:
                          ------------------

  .   Securities Account No.:
                       ------------------------

  .   Account Executive (AE): Mr./Ms:
                               ---------

  .   Telephone No. of AE:
                      --------------------------

  .   Telephone No. of Record Holder:
                              ----------

  .   E-mail address (if available) of AE:
                                ------

  .   E-mail address (if available) of Record Holder:
                                        ------------------------------

   I hereby certify that the information above is correct and accurate and that I am the registered and authorized holder and signatory under such Mexican Account.

   I represent that none of the Fund, its Investment Adviser, Custodian, Information Agent, or Depositary, or any of their agents or representatives (the "Parties"), assume any responsibility and/or liability for any errors or deficiencies regarding the Mexican Account. In the event that the Mexican Custodian does not accept for deposit into my Mexican Account any Portfolio Securities, as mentioned in (2) below for any reason whatsoever, none of the Parties will be held responsible.

I hereby:

(1) authorize my Mexican Custodian to provide any required information requested by Impulsora del Fondo Mexico, S.A. de C.V., the Fund's Investment Adviser or any of its agents or representatives, that would allow them to validate the Mexican Account information;

(2) instruct my Mexican Custodian to accept for deposit any Portfolio Securities distributed in response to my participation in the Repurchase Offer;

(3) acknowledge that the Mexican counterparty that will transfer to my Mexican Account the Portfolio Securities will be BBVA Bancomer, S.A., the Fund's Custodian. The Portfolio Securities (except for cash) will be settled through the Instituto Mexicano para el Deposito de Valores, S.A. ("Indeval"); and

(4) acknowledge my Mexican Custodian will be the party that will confirm to me the transfer of my pro-rata portion of Portfolio Securities and cash into my account.

   Parties are hereby released from any liability resulting from any communications with my Mexican Custodian. Additionally, and with respect to the establishment of the Mexican Account with my Mexican Custodian, I acknowledge that none of the Parties will be held responsible.

Record Holder Name:
                 ----

Signature:
        -------------

Date:
      -------------------

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW

                                 INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE REPURCHASE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares presented for redemption (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), or (b) if such Shares are presented for redemption for the account of a firm (an "Eligible Institution") which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if Shares are to be forwarded with this Letter of Transmittal; (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be presented for redemption; or (c) if transfers of Shares presented for redemption are to be made by book-entry transfer to the account maintained by the Depositary according to the procedure set forth in Section 3 of the Repurchase Offer Statement. If transfers of Shares presented for redemption are to be made by book-entry transfer, the Shareholder must also complete the DTC Delivery Election Form included with the materials.

   Certificates for all physically submitted Shares or confirmation of a book-entry transfer in the Depositary's account at DTC of Shares submitted by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees, any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may submit their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 3, "Procedure for Participating in the Repurchase Offer," of the Fund's Repurchase Offer Statement. Pursuant to such procedures, the certificates for all physically submitted Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3, "Procedure for Participating in the Repurchase Offer," of the Fund's Repurchase Offer Statement.

   THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE SHAREHOLDER PRESENTING SHARES FOR REDEMPTION. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be delivered in accordance with the Repurchase Offer.

   The Fund will not accept any alternative, conditional or contingent redemption requests. All shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their request for repurchase.

   3. Lost Certificates. In the event that any Shareholder is unable to deliver to the Depositary the Fund certificate(s) representing his, her or its Shares due to the loss or destruction of such certificate(s), such fact should be included on the face of this Letter of Transmittal. In such case, the Shareholder should also contact the Depositary, at 800-937-5449, to report the lost securities. The Depositary will forward additional documentation which such Shareholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

   4. Inadequate Space. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached to the Letter of Transmittal.

   5.  Signatures on Letter of Transmittal, Authorizations, and
Endorsements. Signature(s) by registered holder(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares presented for redemption are owned of record by two or more joint owners, all of the owners must sign this Letter of Transmittal. If any of the Shares presented for redemption are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority to act in such a fiduciary or representative capacity must be submitted.

   6. Transfer Taxes on Shares. There are no transfer taxes related to the Repurchase Offer. However, the Repurchase Offer will generally be a taxable transaction for income tax purposes.

   7. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Shares presented for redemption will be determined by the Fund, in its sole discretion, and the Fund's determination shall be final and binding. The Fund reserves the absolute right to reject any or all Shares presented for redemption determined not to be in appropriate form or to refuse to accept for payment, repurchase or pay for any Shares if, in the opinion of the Fund's counsel, accepting, repurchasing or paying for the Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer in whole or in part, or any defect in any redemption request, whether generally or with respect to any particular Share(s) or Shareholder(s). The Fund's interpretations of the terms and conditions of the Repurchase Offer (including these instructions) shall be final and binding.

   NONE OF THE FUND, THE FUND'S INVESTMENT ADVISER, THE DEPOSITARY, THE INFORMATION AGENT, NOR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS OR IRREGULARITIES IN REDEMPTION REQUESTS, AND NONE OF THEM SHALL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE AUTHORIZATION INSTRUCTIONS FORM AND NECESSARY TAX INFORMATION.

   8. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Information Agent, Morrow & Co., Inc., by telephoning 800-607-0088. Requests for additional copies of the Repurchase Offer Statement and this Letter of Transmittal may also be directed to the Information Agent. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to present their Shares for redemption through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depository. The Information Agent will also provide Shareholders, upon request, with a Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (W-8 BEN) or a Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States (W-8
ECI).

   9. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to present Shares for redemption in a partial redemption for such person's own account unless at the time of the request for redemption, and at the time the Shares are accepted for payment, the person presenting Shares for redemption has a net long position equal to or greater than the amount presented for redemption in (i) Shares, and will deliver or cause to be delivered such Shares for the purpose of redemption to the person permitting the Repurchase Offer within the period specified in the Repurchase Offer; or
(ii) an equivalent security, and, upon acceptance of his or her request for redemption, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Repurchase Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of participating in the Repurchase Offer to the Fund prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the redemption or guarantee of a redemption on behalf of another person. The acceptance of Shares by the Fund for placement will constitute a binding agreement between the redeeming Shareholder and the Fund, upon the terms and subject to the conditions of the Repurchase Offer, including such Shareholder's representation that (i) such Shareholder has a net long position in the Shares being presented for redemption within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the redemption of such Shares complies with Rule 14e-4.

   10. Backup Withholding Tax. Each U.S. Shareholder presenting Shares for redemption who has not already submitted a correct, completed and signed Form W-9 to the Fund, or does not otherwise establish an exemption from withholding must notify the Depositary of his/her correct taxpayer identification number ("TIN") (or certify that he/she/it is awaiting a TIN) and provide certain other information by completing and providing to the Depository the Substitute Form W-9 provided under "Important Tax Information" below. Failure either to provide the information on the form or to check the box in Part 2 of the form will result in a defective submission and the Fund will be unable to repurchase the Shareholders' submitted Shares.

   11. Withholding for Non-U.S. Shareholders. Each non-U.S. Shareholder presenting Shares for redemption who has not already submitted a correct, completed and signed Form W-8 to the Fund must complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary. Failure to provide the Form W-8 will result in a defective submission and the Fund will be unable to repurchase the Shareholders' submitted shares.

   Even if a non-U.S. Shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a non-U.S. Shareholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a non-U.S. Shareholder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8 BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Repurchase Offer are effectively connected with the conduct of a trade or business within the U.S., a non-U.S. Shareholder must deliver to the Depositary a properly completed and executed IRS Form W-8 ECI. The Depositary will determine a Shareholder's status as a non-U.S. Shareholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8 BEN or W-8 ECI) unless facts and circumstances indicate that such reliance is not warranted. A non-U.S. Shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such Shareholder satisfies certain requirements or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-U.S. Shareholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

   IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

   The acceptance of Shares by the Fund for payment will constitute a binding agreement between the redeeming Shareholder and the Fund, upon the terms and conditions of the Repurchase Offer.

                           IMPORTANT TAX INFORMATION

   THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PARTICIPATION IN THE REPURCHASE OFFER IS GENERALLY A TAXABLE TRANSACTION. ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REPURCHASE OFFER AND ARE ALSO URGED TO REVIEW SECTION 9 OF THE REPURCHASE OFFER STATEMENT.

                        SUBSTITUTE FORM W-9 OR FORM W-8

   Under the U.S. federal income tax laws, the Depositary may be required to withhold 30% of the amount of any payment made to certain holders pursuant to the Repurchase Offer. In order to avoid such backup withholding, each redeeming U.S. Shareholder must provide the Depositary with such Shareholder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a Shareholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a penalty imposed by the Internal Revenue Service. Certain Shareholders (including, among others, most corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

   In order for a non-U.S. Shareholder to avoid 30% backup withholding, the Shareholder must submit a statement to the Depositary signed under penalties of perjury attesting that he/she/it is a non-U.S. Shareholder. Form W-8 and instructions for such statement are enclosed for non-U.S. Shareholders. To qualify as an exempt recipient on the basis of foreign status, a Shareholder must submit a properly completed Form W-8 BEN or Form W-8 ECI, signed under penalties of perjury, attesting to that person's exempt status. A Shareholder would use a Form W-8 BEN to certify that it (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected; and would use a Form W-8 ECI to certify that (1) it is neither a citizen nor resident of the U.S., and (2) the proceeds of the sale of the Shares is effectively connected with a U.S. trade or business. A foreign Shareholder may also use a Form W-8 BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person's country of residence.

   A SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

        CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

   Failure to complete Substitute Form W-9 or Form W-8 WILL CAUSE the Shares to be deemed invalidly presented for redemption. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Shareholder may claim a refund from the Internal Revenue Service.

  IMPORTANT--SIGN BELOW AND COMPLETE SUBSTITUTE FORM W-9 (BELOW) OR FORM W-8
                           (ENCLOSED) AS APPLICABLE

   Under penalty of perjury, I certify (1) that the number set forth below is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service (IRS) has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). Instruction: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting and you have not received a notice from the IRS that backup withholding has been terminated.

   The Signor recognizes that, under certain circumstances set forth in the Repurchase Offer Statement, the Fund may not be required to repurchase the Shares presented for redemption. The Signor understands that certificate(s) for Shares not repurchased will be returned to the Signor at the address indicated above. In the case of Shares not evidenced by certificate, the Depositary will cancel the repurchase request as to any Shares not repurchased by the Fund.

   The Portfolio Securities representing the repurchase price for such of the Shares presented for redemption as are repurchased should be issued to the Signor and mailed to the address indicated above.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the Signor and any obligation of the Signor under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Repurchase Offer Statement, the Shareholder's presentment of Shares for redemption is irrevocable.

   The Repurchase Offer is hereby accepted in accordance with its terms.

--------------------------------------------------------------------------------
                       (Signature(s) of Shareholder(s))
Dated: ------------ , 2002


   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted under this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name (s):____________________________________________________________________
                            (Please Type or Print)

Capacity (Full Title):_______________________________________________________
(See Instruction 5)
Address:_____________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Codes and Telephone Numbers:
Home:________________________________________________________________________
Taxpayer Identification (or Social Security No.) (if applicable):

--------------------------------------------------------------------------------
  (Complete Substitute Form W-9 below or Form W-8 (enclosed), as applicable)

                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

Authorized Signature:________________________________________________________

Name:________________________________________________________________________
                            (Please Type or Print)

Title:_______________________________________________________________________
Name of Firm:________________________________________________________________
Address:_____________________________________________________________________
                              (Include Zip Code)

Area Code and Tel.
No.:___________________________________________
Dated:___________________________________________

                                 PAYER'S NAME:
------------------------- --------------------------- -------------------------
SUBSTITUTE                                            PART II--Awaiting TIN [_]
                          PART I--Please provide your
Form                      TIN (for individual,        Please see below.
   W-9                    social security number)
                          and certify by signing
                          and dating below:
-------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE CERTIFICATION--Under
  penalties of perjury. I certify that:
(1) The information provided on this form is true, correct and payer's request for Taxpayer Identification Number is complete and
(2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
    Service (the "IRS") that I am subject to backup withholding as a result of under-reporting interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
(You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
IRS that you are no longer subject to backup withholding, do not cross out item
(2).) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------

Signature                                             Date
       --------------------------------------------       ---------------------

Name
     -------------------------------------------------------------------------
                                                             (Please Print)

Address
       -----------------------------------------------------------------------
                                                           (Include Zip Code)
------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE CERTIFICATION--Under
  penalties of perjury. I certify that:
(1) The information provided on this form is true, correct and payer's request for Taxpayer Identification Number is complete and
(2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
    Service (the "IRS") that I am subject to backup withholding as a result of under-reporting interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
(You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
IRS that you are no longer subject to backup withholding, do not cross out item
(2).) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------

Signature                                            Date
       --------------------------------------------      ---------------------

Name
     -------------------------------------------------------------------------
                                                             (Please Print)

Address
       -----------------------------------------------------------------------
                                                           (Include Zip Code)
------------------------------------------------------------------------------

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 2 OF SUBSTITUTE FORM W-9.

                             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, I will not have submitted all information required to participate in the Repurchase Offer, the Fund may be unable to repurchase my submitted Shares and 30% of all reportable payments due to me pursuant to the Repurchase Offer may be withheld until I provide a Taxpayer Identification Number to the payer and that if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

-                                                               -
                    Signature                                                         Date
                                                                -

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER
        AND WILL RESULT IN A DEFECTIVE SUBMISSION; THE FUND WILL NOT BE ABLE TO REPURCHASE YOUR SUBMITTED SHARES. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.